UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 28, 2014

FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Third Avenue 25th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (646) 502-7170

__________________________________________________
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)           As previously reported, on February 4, 2014, Mr. Pier Antonio Costamagna retired as an executive officer of Fuel Systems Solutions, Inc. (the “Company”) and as General Manager of MTM S.r.L., a wholly owned subsidiary of the Company (“MTM”), effective February 5, 2014.  In connection with his retirement, on May 28, 2014, Mr. Pier Antonio Costamagna entered into a Settlement Agreement (the “Agreement”) with MTM.  Under the Agreement, Mr. Pier Antonio Costamagna is entitled to a payment of €350,000 to be paid in two equal installments due at the end of June 2014 and December 2014.  Mr. Pier Antonio Costamagna will remain a member of the Board of Directors of MTM until the approval of the MTM financial statements for December 31, 2015 and, during this time, will remain committed to support and mentor a successor to assume his former duties as General Manager of MTM. Mr. Pier Antonio Costamagna will also be subject to confidentiality and noncompetition restrictions under the Agreement.

The description of the Agreement set forth above is not complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The 2014 Annual Meeting of Stockholders of the Company was held at 9:00 a.m. Eastern Time on Wednesday, May 28, 2014 at the Offices of Day Pitney LLP, 7 Times Square, 20th Floor, New York, New York 10036.  As of April 2, 2014, the record date for the Annual Meeting, there were 20,088,011 shares of common stock issued and outstanding.  A quorum of 18,145,898 shares of common stock was present or represented at the Annual Meeting.

(b) The matters submitted to a vote of security holders at the 2014 Annual Meeting of Stockholders of the Company are described in more detail in the Company's proxy statement filed with the Commission on April 16, 2014. The stockholders voted on the following three proposals and cast their votes as follows:

1. Stockholders elected each of the Company's two nominees for director to serve a term of three years to expire at the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Withheld	Broker Non-Votes
Joseph E. Pompeo	12,433,445	1,624,462	4,087,991
Colin S. Johnston	13,894,264	163,643	4,087,991

2. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,064,744	42,539	38,615	-

3. Stockholders approved, on an advisory basis, the 2013 executive compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,715,575	308,902	33,430	4,087,991

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Settlement Agreement, dated May 28, 2014, between Pier Antonio Costamagna and M.T.M. S.r.L.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: May 30, 2014	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Financial Officer